                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):    Commission File Number:
February 12, 1998                                              1-12358



                           COLONIAL PROPERTIES TRUST
             (Exact name of registrant as specified in its charter)



         Alabama                                            59-7007599
(State or other jurisdiction                              (IRS Employer
     of incorporation)                                Identification Number)



2101 Sixth Avenue North
      Suite 750
  Birmingham, Alabama                                         35202
(Address of principal executive offices)                   (Zip Code)


              Registrant's telephone number, including area code:
                                 (205) 250-8700


                                  Not applicable
         (Former name or former address, if changed since last report)
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                           COLONIAL PROPERTIES TRUST

Item 5 -  Other Events

Attached as Exhibits to this form are the documents listed below:

     Exhibit                  Document
     -------                  --------

     1.1 Underwriting Agreement dated as of February 12, 1998, by and among Colonial Properties Trust, Colonial Realty Limited Partnership and Smith Barney Inc.

     1.2 Terms Agreement dated as of February 12, 1998, by and among Colonial Properties Trust and Smith Barney Inc.

     5.1 Opinion of Hogan & Hartson L.L.P. regarding the legality of the Shares

     5.2                      Opinion of Sirote & Permutt, P.C., regarding
                              Alabama law

                                      -2-
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   COLONIAL PROPERTIES TRUST


Date:  February 17, 1998           By:/s/ Douglas B. Nunnelley
                                      --------------------------------
                                      Douglas B. Nunnelley,
                                      Senior Vice President and
                                      Secretary

                                      -3-
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                                 EXHIBIT INDEX
                                 -------------


   Exhibit             Description                                      Page
   -------             -----------                                      ----

     1.1 Underwriting Agreement dated as of February 12, 1998, by and among Colonial Properties Trust, Colonial Realty Limited Partnership and Smith Barney Inc.

     1.2 Terms Agreement dated as of February 12, 1998, by and among Colonial Properties Trust and Smith Barney Inc.

     5.1 Opinion of Hogan & Hartson L.L.P. regarding the legality of the Shares

     5.2               Opinion of Sirote & Permutt, P.C. as to Alabama law